Rule 497(d)

                                     FT 881

              Supplement to the Prospectus dated September 22, 2004

        Notwithstanding anything to the contrary in the Prospectus, dealers and other selling agents will receive a concession of 3.65%, 3.15%, 2.40% or 1.65% of the Public Offering Price per Unit for purchases of $100,000 but less than $250,000, $250,000 but less than $500,000, $500,000 but less than $1,000,000 or
$1,000,000 or more, respectively.
        For Units subject to a transactional sales charge which are purchased using redemption or termination proceeds, dealers and other selling agents can purchase Units which represent a concession or agency commission of 2.4% and 1.65% of the Public Offering Price per Unit for purchases of $500,000 but less than $1,000,000 and $1,000,000 or more, respectively.


November 9, 2004